UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


             Date of Report:  December 14, 2001
    (Date of Earliest Event Reported:  December 12, 2001)




                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)



      Delaware                  1-14365          76-0568816
(State or other jurisdiction (Commission      (I.R.S. Employer
   of incorporation)           File Number)    Identification No.)



                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600

Item 5.   Other Events

       On December 12, 2001, we announced a plan to enhance our balance sheet through a combination of asset sales, capital spending reductions, retained earnings, equity financings and the elimination or renegotiation of ratings triggers on certain of our financing transactions. A copy of our press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.Financial Statements and Exhibits

       c)   Exhibits.

          Exhibit Number    Description
          --------------    -----------

           99.1             Press release dated December 12, 2001



                         SIGNATURES
                         ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/ Jeffrey I. Beason
                                  ---------------------
                                      Jeffrey I. Beason
                                        Senior Vice
                                President and Controller
                                (Chief Accounting Office)


Date:  December 14, 2001

                        EXHIBIT INDEX


Exhibit Number     Description
--------------     ------------

     99.1          Press release dated December 12, 2001